Exhibit 10.14

ZYMEWORKS INC.

EMPLOYEE STOCK OPTION PLAN

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TABLE OF CONTENTS

		Page

ARTICLE 6 AMENDMENT, TERMINATION AND NOTICE		13

6.1	Prospective Amendment	13

6.2	Retrospective Amendment	14

6.3	Approvals	14

6.4	Termination	14

6.5	Agreement	14

6.6	Notice	14

SCHEDULE “A”	1
SCHEDULE “B”	1
SCHEDULE “B-1”	1
SCHEDULE “C”	1
SCHEDULE “D”	1

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STOCK OPTION PLAN

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:

(a)	“Administrator” means, initially, the Chief Financial Officer of the Corporation and thereafter will mean such director or other senior officer or employee of the Corporation as may be designated as Administrator by the Board from time to time.

(b)	“Award Date” means the date on which the Board awards a particular Option or such other effective award date determined by the Board.

(c)	“Board” means the board of directors of the Corporation, or any committee thereof to which the board of directors of the Corporation has delegated the power to administer and grant Options under the Plan.

(d)	“Cause” means:

(i)	Cause as such term is defined in either the written employment agreement between the Corporation and the Option Holder or the applicable Option Certificate; or

(ii)	in the event there is no written employment agreement between the Corporation and the Option Holder or Cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the Option Holder is employed.

(e)	“Code” has the meaning given to that term under section 3.11.

(f)	“Common Share” or “Common Shares” means, as the case may be, one or more common shares without par value in the capital of the Corporation.

(g)	“Corporation” means Zymeworks Inc.

(h)	“Compensation Committee” means the compensation committee of the Corporation, if and as constituted from time to time;

(i)	“Convertible Shares” has the meaning given to that term under section 3.4(f).

(j)	“Director” means any individual holding the office of director of the Corporation.

(k)	“Employee” means any individual regularly employed on a full-time basis by the Corporation or any of its subsidiaries and such other individuals, such as service providers and consultants, as may, from time to time, be permitted or not precluded by the rules and policies of the applicable Regulatory Authorities to be granted Options.

(l)	“Equity Securities” means:

(i)	Shares or any other security of the Corporation that carries the residual right to participate in the earnings of the Corporation and, on liquidation, dissolution or winding-up, in the assets of the Corporation, whether or not the security carries voting rights;

(ii)	any warrants, options or rights entitling the holders thereof to purchase or acquire any such securities; or

(iii)	any securities issued by the Corporation which are convertible or exchangeable into such securities.

(m)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder.

(n)	“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the date upon which the Option (or the applicable portion thereof) first becomes vested through to and including the Expiry Date.

(o)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with section 3.5.

(p)	“Expiry Date” means the date determined in accordance with section 3.4 and after which a particular Option cannot be exercised.

(q)	“Fixed Expiry Date” has the meaning given to that term under section 3.4.

(r)	“IPO” means the offering and sale to the public of securities of the Corporation in connection with which the securities of the Corporation are listed or quoted on an organized trading facility.

(s)	“ISO” has the meaning given to that term under section 3.11.

(t)	“Market Value” means the market value of the Common Shares as determined in accordance with section 3.5.

(u)	“Net Settlement” has the meaning given to that term under section 4.6.

(v)	“Notice of Net Settlement” means the notice of Net Settlement as set out in Schedule “B-1”.

(w)	“Option” means an option to acquire Common Shares, awarded to a Director or Employee under the Plan.

(x)	“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto (with such changes as the Board or Administrator may determine), evidencing an Option.

(y)	“Option Holder” means a Director or Employee, or former Director or Employee, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(z)	“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

(aa)	“Personal Representative” means:

(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(bb)	“Plan” means this stock option plan.

(cc)	“Purchaser” has the meaning given to that term under section 3.4(f).

(dd)	“Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation.

(ee)	“Schedule D Option” means an Option listed on Schedule D, as amended from time to time, and “Schedule D Options” means more than one Option listed on Schedule D.

(ff)	“Selling Shareholders” has the meaning given to that term under section 3.4(f).

(gg)	“Share” or “Shares” means, as the case may be, one or more Common Shares or shares of any other class in the share capital of the Corporation from time to time.

(hh)	“Substantial Sale” has the meaning given to that term under section 3.4(f).

(ii)	“Termination Date” means:

(i)	in the case of the resignation of the Option Holder’s employment or the termination of the Option Holder’s consulting or service contract by the Option Holder, the date that the Option Holder provides notice of such resignation or termination to the Corporation (or, if no notice is given, the last day of the individual’s employment or service, as the case may be); or

(ii)	in the case of the termination of the Option Holder’s employment or consulting or service contract by the Corporation for any reason other than death or disability, the date that the Corporation delivers written notice of termination of the Option Holder’s employment or consulting or service contract to the Option Holder; or

(iii)	in the case of the expiry of a fixed-term employment or consulting or service contract that is not renewed or extended, the last day of the term.

(jj)	“Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing; and the words “Transferred”, “Transferring” and similar words have corresponding meanings.

(kk)	“U.S. Option Holder” has the meaning given to that term under section 3.11.

(ll)	“Withholding Obligations” has the meaning given to that term under section 5.3.

1.2	Choice of Law

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2

PURPOSE AND PARTICIPATION

2.1	Purpose

The purpose of the Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors and Employees, to reward such of those Directors and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Corporation and to enable and encourage such Directors and Employees to acquire Common Shares as long term investments.

2.2	Participation

The Compensation Committee will, from time to time, recommend to the Board those Directors and Employees, if any, to whom Options should be awarded. The Board will, from time to time and in its sole discretion, taking into account any recommendations of the Compensation Committee, determine those Directors and Employees, if any, to whom Options are to be awarded. The Board may, in its sole discretion, grant the majority of the Options to insiders of the Corporation.

2.3	Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator will notify the Option Holder in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.

2.4	Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, will be provided with a copy of the Plan. A copy of any amendment to the Plan will be promptly provided by the Administrator to each Option Holder.

2.5	Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Corporation nor does it give any Option Holder that is an Employee the right to be or to continue to be employed with the Corporation, have a consulting relationship with the Corporation or provide services to the Corporation.

ARTICLE 3

TERMS AND CONDITIONS OF OPTIONS

3.1	Board to Issue Common Shares

The Common Shares to be issued to Option Holders upon the exercise of Options (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) will be authorized and unissued Common Shares the issuance of which will have been authorized by the Board.

3.2	Number of Common Shares

Subject to adjustment as provided for in section 3.9 of the Plan, the number of Common Shares that will be available for Directors and Employees to acquire pursuant to Options granted under the Plan will not exceed 20% of the outstanding issue, subject to approval of the Board. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the Option was not exercised will again be available for the purposes of the Plan.

3.3	Term of Option

An Option Holder may exercise an Option (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

3.4	Termination

The Expiry Date of an Option will be the earlier of the date that is the tenth anniversary of the Award Date of such Option, or such other date so fixed by the Board at the time the particular Option is awarded provided that such date will be no later than the tenth anniversary of the Award Date of such Option (the “Fixed Expiry Date”), or the date established, if applicable, in subsections (a) to (f) below:

(a)	Death

In the event that the Option Holder should die while he or she is a Director (if he or she holds his or her Option as a Director) or Employee (if he or she holds his or her Option as an Employee), the Expiry Date for any vested portion or portions of the Option will be the date that is six months after the date of the Option Holder’s death (but not later than the Fixed Expiry Date for such Option). The Expiry Date for any unvested portion of the Option will be the date of the Option Holder’s death.

(b)	Disability

In the event that the Option Holder becomes permanently disabled while he or she is a Director (if he or she holds his or her Option as a Director) or Employee (if he or she holds his or her Option as an Employee) and ceases to be a Director or Employee as a result of the permanent disability, the Expiry Date for any vested portion or portions of the Option will be the date that is six months after the date that the Option Holder ceases to be an Employee or Director, as the case may be (but not later than the Fixed Expiry Date for such Option). The Expiry Date for any unvested portion of the Option will be the date that the Option Holder ceases to be an Employee or Director, as the case may be.

(c)	Ceasing to Hold Office

In the event that the Option Holder holds his or her Option as a Director of the Corporation and such Option Holder ceases to be a Director of the Corporation other than by reason of death or permanent disability, the Expiry Date for any vested portion or portions of the Option will be, unless otherwise provided for in the Option Certificate, three years following the date that the Option Holder ceases to be a Director of the Corporation (but not later than the Fixed Expiry Date for such Option) unless the Option Holder ceases to be a Director of the Corporation as a result of:

(i)	ceasing to meet the qualifications required under applicable laws;

(ii)	being removed from office in accordance with applicable laws; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the date that the Option Holder ceases to be a Director of the Corporation. The Expiry Date for any unvested portion of the Option will be the date that the Option Holder ceases to be a Director of the Corporation.

(d)	Ceasing to be Employee

In the event that the Option Holder holds his or her Option as an Employee of the Corporation and such Option Holder ceases to be an Employee of the Corporation other than by reason of death or permanent disability, the Expiry Date of any vested portion or portions of the Option will be the 90th day following the Termination Date (but not later than the Fixed Expiry Date for such Option) unless the Option Holder ceases to be an Employee of the Corporation as a result of:

(i)	termination of employment for Cause; or

(ii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the Termination Date. The Expiry Date for any unvested portion of the Option will be the Termination Date.

(e)	Initial Public Offering

Prior to completion of an IPO, the Board or the Regulatory Authorities or the underwriter may require that there be no outstanding Options and the Corporation may deliver a notice to the Option Holder to this effect, in which case the unvested portion of the Option held by the Option Holder, if any, will immediately vest and the Expiry Date of the Option will be the 30th day following the date of the notice. In the event that the Corporation does not complete the IPO, the Corporation will, to the extent reasonably practicable, grant to the Option Holder an Option equivalent (including the original vesting terms, if any) to the Option cancelled or exercised, provided that in the case of an Option that was exercised, the Option Holder surrenders for cancellation the Common Shares acquired upon the exercise of the Option. This subsection 3.4(e) shall only apply if the Board or the Regulatory Authorities or the underwriter requires that there be no outstanding Options in the event of an IPO. If there is no such requirement, all Options granted under the Plan shall survive the IPO and shall continue to be governed by the terms of this Plan. In addition, this subsection 3.4(e) shall only apply to Option Holders who have held Options for a minimum of two months prior to the notice of the IPO. Unvested Options of Option Holders who have not been Option Holders for the minimum period of two months will expire, terminate and be cancelled in the event of an IPO.

(f)	Substantial Sale

If security holders of the Corporation (the “Selling Shareholders”) have agreed to Transfer to a Person, or Persons acting jointly or in concert, (a “Purchaser”), Equity Securities representing more than 66 2/3% of the Common Shares (a “Substantial Sale”) and the Purchaser also offers to buy the Options of an Option Holder, then the Option Holder must sell his or her Options to the Purchaser at a price equal to:

The number of Shares then Exercisable under the Option	X	The price per Share being paid by the Purchaser to the Selling Shareholder minus the exercise price per Share under the Option and on otherwise similar terms and conditions as are applicable under the Substantial Sale. If the Selling Shareholders have agreed to sell Equity Securities which are convertible into Shares only (“Convertible Shares”), the price per Share applicable in the above formula will be calculated on an as converted basis (and if there is more than one conversion rate applicable to different classes or series of Convertible Shares outstanding, the conversion will be computed on a pro rata basis based upon the ratio of the number of Shares which holders of each class or series of Convertible Shares may acquire to the total number of Shares which all holders of all classes and series of Convertible Shares may acquire).

If the Purchaser offers to buy the Options of an Option Holder and the Option Holder does not sell the Option Holder’s Options to the Purchaser as contemplated above, then that Option Holder’s Options will expire, terminate and be cancelled on completion of the Substantial Sale.

Notwithstanding any term contained in the Plan and subject to any necessary approval from the Corporation’s shareholders and the Regulatory Authorities, the Board may in its discretion (a) extend the Expiry Date of any Option that is not an ISO, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option; or (b) alter or change the vesting terms applicable to an Option.

Notwithstanding any term contained in the Plan and subject to any necessary approval from the Corporation’s shareholders and the Regulatory Authorities, the Board may in its discretion (a) extend the Expiry Date of any Schedule D Option that is not an ISO, provided that in no case, will a Schedule D Option be exercisable later than the fourteenth anniversary of the Award Date of the Option; or (b) alter or change the vesting terms applicable to a Schedule D Option. If the Board extends the Expiry Date of a Schedule D Option then the Expiry Date of the Schedule D Option will be the earlier of the date so fixed by the Board or the date established, if applicable, in subsections 3.4 (a) to (f).

3.5	Exercise Price

The price at which an Option Holder may purchase a Common Share upon the exercise of an Option (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) will be as set forth in the Option Certificate issued in respect of such Option and in any event will not be less than the Market Value of the Common Shares as of the Award Date. The Market Value of the Common Shares for a particular Award Date will be determined as follows:

(a)	for each organized trading facility on which the Common Shares are listed, Market Value will be determined by a resolution of the Board and must be either:

(i)	the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date; or

(ii)	a value that is within the parameters set by the guidelines or policies of such organized trading facility;

(b)	if the Common Shares trade on an organized trading facility outside of Canada, then the Market Value determined for that organized trading facility will be converted into Canadian dollars at a conversion rate determined by the Administrator having regard for the published conversion rates as of the Award Date;

(c)	if the Common Shares are listed on more than one organized trading facility, then Market Value will be the greatest of the Market Values determined for each organized trading facility on which those Common Shares are listed as determined for each organized trading facility in accordance with subsections (a) and (b) above;

(d)	if the Common Shares are listed on one or more organized trading facility but have not traded during the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

(e)	if the Common Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by the Board.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question. For awards of Options to U.S. Option Holders, Market Value shall be determined in a manner consistent with the requirements of U.S. Treasury Regulation 1.409A-1(b)(5)(iv)(A) or (B), as applicable.

3.6	Additional Terms

Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

(a)	providing that an Option expires on a date other than as provided for herein, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option (other than with respect to Schedule D Options);

(b)	providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events other than as provided for herein; and

(c)	providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Corporation.

3.7	Going Public Agreements

If the Corporation proceeds to list its Shares on a public stock exchange or commences a public offering, each Option Holder will promptly enter into all such escrow, pooling or other agreements as are required by the securities regulatory authorities, the exchange, the agents or the underwriters in connection with such listing or public offering.

3.8	Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by section 4.1 or section 4.6, exercise the Option within the Exercise Period.

3.9	Adjustments

If prior to the complete exercise of an Option (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) the Common Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, the “Event”), an Option, to the extent that it has not been exercised, will be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Common Shares will be issued upon the exercise of an Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Common Share, such Option Holder will have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.10	Option Grant and Vesting Terms

Unless otherwise determined by the Board in accordance with the terms and conditions of this Plan, Options will be granted by the Board and an Option granted to an Employee will vest over a four year period as follows:

(a)	25% of such Option will vest on the first anniversary of the commencement of such service; and

(b)	on the last day of each month thereafter, a further 1/36 of the total number of Options remaining will vest.

For clarity, the Board may deviate from the terms of this Section 3.4 and Section 3.10 with respect to the grant of Options provided that such grant is made in accordance with the other terms of this Plan.

3.11	Incentive Stock Options

Any Option granted under this Plan to an Employee who is (1) a citizen or resident of the United States (including its territories, possessions and all areas subject to the jurisdiction) and (2) an “employee” with respect to the Corporation within the meaning of Section 422(a)(2) of the Internal Revenue Code of 1986, as amended, of the United States (the “Code”) and the Treasury Regulations promulgated thereunder, as described more fully below (a “U.S. Option Holder”), including Directors who meet such requirements, may be an incentive stock option (an “ISO”) within the meaning of Section 422 of the Code, but only if so designated by the Corporation in the applicable Option Certificate. No provision of this Plan, as it may be applied to a U.S. Option Holder with respect to Options which are designated as ISOs, shall be construed or applied so as to be inconsistent with any provision of Section 422 of the Code or the Treasury Regulations thereunder. Grants of Options to U.S. Option Holders which are not designated as or otherwise do not qualify as ISOs will be treated as nonstatutory stock options for U.S. federal tax purposes. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to Options designated as ISOs granted to any U.S. Option Holder:

(a)	ISOs shall only be granted to individual U.S. Option Holders who are, at the time of grant, employees of the Corporation (or any parent corporation or subsidiary corporation thereof) within the meaning of Section 423(e) or 424(f) of the Code, respectively;

(b)	the aggregate Market Value (determined as of the Award Date of the ISO) of the Common Shares subject to ISOs exercisable for the first time by a U.S. Option Holder during any calendar year under this Plan and all other stock option plans, within the meaning of Section 422 of the Code, of the Corporation shall not exceed One Hundred Thousand Dollars in U.S. funds (U.S. $100,000);

(c)	the Exercise Price for Common Shares under each ISO granted to a U.S. Option Holder pursuant to this Plan shall, except as set forth in clause (e) below), be not less than the Market Value of the Common Shares as of the Award Date, as determined pursuant to section 3.5 of this Plan (unless such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code);

(d)	the ISO shall not be transferable by the U.S. Option Holder otherwise than by will or the laws of descent and distribution and shall be exercisable during the U.S. Option Holder’s lifetime only by the U.S. Option Holder;

(e)	if any U.S. Option Holder to whom an ISO is to be awarded under this Plan at the Award Date of such ISO is the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation (determined in accordance with Section 422(b)(6) of the Code, then the following special provisions shall be applicable to the ISO granted to such individual:

(i)	the Exercise Price (per share) subject to such ISO shall not be less than one hundred ten percent (110%) of the Market Value of one Common Share at the Award Date; and

(ii)	the Exercise Period shall not exceed five (5) years from the Award Date;

(f)	no ISO may be granted hereunder to a U.S. Option Holder following the expiration of ten (10) years after November 9, 2016 (subject to shareholder approval);

(g)	no ISO granted to a U.S. Option Holder under this Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Corporation; and

(h)	notwithstanding anything in this Plan contained to the contrary, the maximum number of Common Shares which may be issued under this Plan as ISOs shall be 500,000 Common Shares.

ARTICLE 4

EXERCISE OF OPTION

4.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to “Zymeworks Inc.” in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.

4.2	Subscription Agreement

It is a condition of the Plan that an Option Holder who wishes to exercise an Option (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) in whole or in part prior to the completion of an IPO must, if required by the Board, be a party to a subscription agreement with the Corporation substantially in the form set out as Schedule “C” hereto. The subscription agreement establishes certain rights and obligations with respect to the holding and sale of all Common Shares purchased from time to time by the Option Holder upon the exercise of Options.

4.3	Execution of Shareholder’s Agreement

As soon as practicable following the receipt of the Exercise Notice or Notice of Net Settlement, as applicable, the Administrator will establish whether the Option Holder is a party to a shareholder’s agreement with the Corporation. If the Option Holder is not a party to a shareholder’s agreement and, if so required by the Board, the Administrator will cause to be delivered to the Option Holder a shareholder’s agreement substantially in the form set out as Schedule “C” hereto for execution by the Option Holder and return to the Administrator.

4.4	Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice or Notice of Net Settlement, as applicable (or following receipt of the executed shareholder’s agreement, if required), the Administrator will, in his sole discretion, either cause to be delivered to the Option Holder a certificate for the Common Shares purchased by the Option Holder or cause to be delivered to the Option Holder a copy of such certificate and the original of such certificate will be placed in the minute book of the Corporation. If the number of Common Shares in respect of which the Option was exercised (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate for the balance of the Common Shares available under the Option.

4.5	Condition of Issue

The Options and the issue of Common Shares by the Corporation pursuant to the exercise of Options (including for greater certainty, a Net Settlement pursuant to the terms of section 4.6 hereof) are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with, and to fully cooperate with, the Corporation in complying with such laws, regulations, rules and policies.

4.6	Net Settlement

In lieu of exercising the Option by delivery of the Exercise Notice along with aggregate Exercise Price as provided in Section 4.1 hereof, with the prior written approval of the Corporation, which may be granted or withheld in its sole discretion, any Option Holder may elect to transfer and dispose of a specified number of vested Options to the Corporation in exchange for a number of Common Shares having a fair market value equal to the intrinsic value of such vested Options disposed of and transferred to the Corporation (“Net Settlement”) by completing the Notice of Net Settlement set out as Schedule “B-1”. The decision of whether or not to permit Net Settlement for any Option is in the sole discretion of the Corporation and will be made on a case by case basis. Upon the Net Settlement of Options (the “Disposed Options”), the Corporation shall deliver to the Option Holder, that number of fully paid and non-assessable Common Shares (“X”) equal to the number of Common Shares that may be acquired by the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the Market Value of one Common Share (“B”) less the Exercise Price per Common Share (“A”) by the Market Value of one Common Share (“B”). Expressed as a formula, such number of Common Shares shall be computed as follows:

X = (Y) x	(B - A)
(B)

No fractional Common Shares shall be issuable upon the Net Settlement of Options; such Common Shares will be rounded down to the nearest whole number.

ARTICLE 5

ADMINISTRATION

5.1	Administration

The Plan will be administered by the Administrator on the instructions of the Board. The Compensation Committee may, from time to time, recommend to the Board how the Plan should be administered. The Board may make, amend and repeal at any time and from time to time such policies not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Corporation such administrative duties and powers as it may see fit.

5.2	Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

5.3	Withholding.

The Corporation may withhold from any amount payable to an Option Holder, either under this Plan or otherwise, such amount as it reasonably believes is necessary to enable the Corporation to comply with the applicable requirements of any federal, provincial, local, or foreign law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to Options (“Withholding Obligations”). The Corporation may also satisfy any liability for any such Withholding Obligations, on such terms and conditions as the Corporation may determine in its discretion, by requiring an Option Holder as a condition to the exercise of any Options or acquisition of Common Shares pursuant to the Net Settlement provisions of Section 4.6, to make such arrangements as the Corporation may require so that the Corporation can satisfy such Withholding Obligations including, without limitation, (a) requiring the Option Holder to remit to the Corporation in advance, or reimburse the Corporation for, any such Withholding Obligations or, if the Common Shares are listed on an organized trading facility, (b) selling on the Option Holder’s behalf, or requiring the Option Holder to sell, any Common Shares acquired by the Option Holder under the Plan, or retaining any amount which would otherwise be payable to the Option Holder in connection with any such sale.

ARTICLE 6

AMENDMENT, TERMINATION AND NOTICE

6.1	Prospective Amendment

The Board may, from time to time and in accordance with any third party obligations of the Corporation, amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Common Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment (with the exception of an amendment pursuant to section 3.4(f)) will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. Notwithstanding the foregoing, the Board may not amend any provisions of the Plan or any Option in a manner that would cause Options theretofore issued as ISOs to cease to qualify as ISOs without the consent of the affected Option Holder.

6.2	Retrospective Amendment

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted.

6.3	Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.4	Termination

The Board may terminate the Plan at any time provided that such termination will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which will continue to be governed by the provisions of the Plan.

6.5	Agreement

The Corporation and every Option awarded hereunder will be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Corporation to be bound by the terms and conditions of the Plan.

6.6	Notice

Any notice or other communication contemplated under the Plan to be given by the Corporation to an Option Holder will be given by the Corporation delivering or faxing the notice to the Option Holder at the last address for the Option Holder in the Corporation’s records. Any such notice will be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission. An Option Holder may, at any time, advise the Corporation of a change in the Option Holder’s address or fax number.

SCHEDULE “A”

ZYMEWORKS INC.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Zymeworks Inc. (the “Corporation”) stock option plan (the “Plan”) and evidences that ● is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to ● Common shares without par value (the “Common Shares”) in the capital stock of the Corporation. The Exercise Price of the Option is Cdn. $● per Common Share. The Option [is intended to be an ISO][does not constitute and ISO] (as defined in the Plan).

Subject to the provisions of the Plan:

(a)	the Award Date of the Option is ●, 200●; and

(b)	the Fixed Expiry Date of the Option is ●, 200●.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and (i) a certified cheque or bank draft payable to “Zymeworks Inc.” in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised or (ii) a Notice of Net Settlement in the form of Schedule “B-1” to the Plan.

Upon receiving the Exercise Notice, the Administrator may deliver a shareholder’s agreement substantially in the form set out as Schedule “C” to the Plan to the Option Holder. The Option and the issue of Common Shares by the Corporation pursuant to the exercise of the Option are subject to the Option Holder signing and returning to the Administrator a copy of the shareholder’s agreement, if so required by the Administrator.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Corporation to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Corporation will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.

Dated this ● day of ●, 200●.

Zymeworks Inc.

Per:
Administrator, Stock Option Plan Zymeworks Inc.

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OPTION CERTIFICATE—SCHEDULE

The additional terms and conditions attached to the Option represented by this Certificate are as follows:

1.	[Vesting Provisions]

Zymeworks Inc.

Per:
Administrator, Stock Option Plan Zymeworks Inc.

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SCHEDULE “B”

ZYMEWORKS INC.

STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:	The Administrator, Stock Option Plan
Zymeworks Inc.
540 - 1385 West 8th Avenue
Vancouver, British Columbia, V6H 3V9

The undersigned hereby irrevocably gives notice, pursuant to the Zymeworks Inc. stock option plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Common Shares; or

(b)	of the Common Shares,

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to “Zymeworks Inc.” in an amount equal to the aggregate Exercise Price of the aforesaid Common Shares and directs the Corporation to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

The undersigned acknowledges that upon receiving the Exercise Notice, the Administrator may deliver a shareholder’s agreement substantially in the form set out as Schedule “C” to the Plan to the undersigned. The Option and the issue of Common Shares by the Corporation pursuant to the exercise of the Option are subject to the undersigned signing and returning to the Administrator a copy of the shareholder’s agreement, if so required by the Administrator.

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan, including without limitation section 4.2. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.

DATED the      day of                             ,

Signature of Option Holder

Name of Option Holder (please print)

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SCHEDULE “B-1”

ZYMEWORKS INC.

STOCK OPTION PLAN

NOTICE OF NET SETTLEMENT

Date:

TO:	The Administrator, Stock Option Plan
Zymeworks Inc.
540 - 1385 West 8th Avenue
Vancouver, British Columbia, V6H 3V9

The undersigned hereby requests, pursuant to the Zymeworks Inc. (the “Corporation”) stock option plan (the “Plan”), the Corporation accept the transfer, disposition and surrender of the right to exercise                      vested Options in exchange for, subject to the terms of the Plan and the Options, the number of Common Shares representing the fair market value of the Options disposed of and transferred to the Corporation pursuant to the net settlement provisions set out in Section 4.6 of the Plan (the “Net Settlement Provisions”).

The undersigned, subject to the terms of the Plan and the Options, is requesting to receive the fair market value of the Options in Common Shares pursuant to the Net Settlement Provisions. The undersigned directs the Corporation to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

The undersigned acknowledges that upon receiving the Notice of Net Settlement, the Administrator may deliver a shareholder’s agreement substantially in the form set out as Schedule “C” to the Plan to the undersigned. The Option and the issue of Common Shares by the Corporation pursuant to the exercise of the Option are subject to the undersigned signing and returning to the Administrator a copy of the shareholder’s agreement, if so required by the Administrator. By executing this Notice of Net Settlement the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan, including, without limitation section 4.2 and the withholding provisions in section 5.3 thereof. All terms not otherwise defined in this Notice of Net Settlement will have the meanings given to them under the Plan.

DATED the      day of                             ,                 .

Signature of Option Holder

Name of Option Holder (please print)

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SCHEDULE “C”

ZYMEWORKS INC.

STOCK OPTION PLAN

SHAREHOLDERS AGREEMENT

Please see attached.

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SCHEDULE “D”

Schedule D Option Number	Name	Issue Date	Strike Price ($)	Total Outstanding
1	Srinivasan, Siddharth	2007/02/05	1.50	8,000
2	Dixit, Surjit	2007/07/01	1.50	16,000
3	Klompas, Neil	2007/07/01	1.50	16,000
4	Dixit, Surjit	2008/01/01	1.99	3,957
5	Klompas, Neil	2008/01/01	1.99	49,765
6	Poon, David	2008/01/01	1.99	5,000
7	Srinivasan, Siddharth	2008/01/01	1.99	6,784
8	Tcaciuc, Dimitri	2008/01/01	1.99	5,000
9	Bedford, Nick	2008/01/01	1.99	32,875
10	Farris, Haig	2008/01/01	1.99	21,900
11	Wright, Andrew	2008/01/01	1.99	21,900
12	Dixit, Surjit	2009/07/01	1.99	65,000
13	Klompas, Neil	2009/07/01	1.99	20,000
14	Poon, David	2009/07/01	1.99	7,500
15	Srinivasan, Siddharth	2009/07/01	1.99	10,000
16	Tcaciuc, Dimitri	2009/07/01	1.99	7,500

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